Stock Compensation Plans and Other Compensation Arrangements	12 Months Ended
Dec. 31, 2019
Share-based Payment Arrangement [Abstract]
Stock Compensation Plans and Other Compensation Arrangements
14. STOCK COMPENSATION PLANS AND OTHER COMPENSATION ARRANGEMENTS
Stock Compensation Plans
At December 31, 2019, the company had stock-based compensation awards outstanding under the following shareholder-approved plans: the 2011 Long-Term Incentive Stock Plan (2011 Plan), applicable to employees and non-employee directors, and the 1993 Stock Plan for Non-Employee Directors (1993 SPND).
Employee Plans – In May 2015, the company’s shareholders approved amendments to the 2011 Plan. These amendments provided that shares issued under the plan would be counted against the aggregate share limit on a one-for-one basis. As amended, 5.1 million shares plus 2.4 million of newly authorized shares were available for issuance under the 2011 Plan; as of December 31, 2019, 5.5 million shares remain available for issuance.
The 2011 Plan provides for the following equity awards: stock options, stock appreciation rights (SARs) and stock awards. Under the 2011 Plan, no SARs have been granted and there are no outstanding stock options. Stock awards include restricted performance stock rights (RPSR) and restricted stock rights (RSR). RPSRs generally vest and are paid following the completion of a three-year performance period, based primarily on achievement of financial objectives determined by the Board. RSRs generally vest 100% after three years. Each includes dividend equivalents, which are paid concurrently with the RPSR or RSR. The terms of equity awards granted under the 2011 Plan provide for accelerated vesting, and in some instances forfeiture, of all or a portion of an award upon termination of employment.
Non-Employee Director Plans – Awards to non-employee directors are made pursuant to the Northrop Grumman Corporation Equity Grant Program for Non-Employee Directors under the 2011 Plan (the Director Program), which was amended and restated effective January 1, 2016. Under the amended Director Program, each non-employee director is awarded an annual equity grant in the form of Automatic Stock Units, which vest on the one-year anniversary of the grant date. Directors may elect to have all or any portion of their Automatic Stock Units paid on (A) the earlier of (i) the beginning of a specified calendar year after the vesting date or (ii) their separation from service as a member of the Board, or (B) on the vesting date.
Directors also may elect to defer to a later year all or a portion of their remaining cash retainer or committee retainer fees into a stock unit account as Elective Stock Units or in alternative investment options. Elective Stock Units are awarded on a quarterly basis. Directors may elect to have all or a portion of their Elective Stock Units paid on the earlier of (i) the beginning of a specified calendar year or (ii) their separation from service as a member of the Board. Stock units awarded under the Director Program are paid out in an equivalent number of shares of Northrop Grumman common stock. Directors are credited with dividend equivalents in connection with the accumulated stock units until the shares of common stock relating to such stock units are issued.
Compensation Expense
Stock-based compensation expense for the years ended December 31, 2019, 2018 and 2017 was $127 million, $86 million and $94 million, respectively. The related tax benefits for stock-based compensation for the years ended December 31, 2019, 2018 and 2017 were $14 million, $27 million and $48 million, respectively.
At December 31, 2019, there was $101 million of unrecognized compensation expense related to unvested stock awards granted under the company’s stock-based compensation plans. These amounts are expected to be charged to expense over a weighted-average period of 1.3 years.
Stock Awards
Compensation expense for stock awards is measured at the grant date based on the fair value of the award and is recognized over the vesting period (generally three years). The fair value of stock awards and performance stock awards is determined based on the closing market price of the company’s common stock on the grant date. The fair value of market-based stock awards is determined at the grant date using a Monte Carlo simulation model. For purposes of measuring compensation expense for performance awards, the number of shares ultimately expected to vest is estimated at each reporting date based on management’s expectations regarding the relevant performance criteria.
Stock award activity for the years ended December 31, 2017, 2018 and 2019, is presented in the table below. Vested awards do not include any adjustments to reflect the final performance measure for issued shares.

	Stock Awards (in thousands)	Weighted- Average Grant Date Fair Value Per Share	Weighted- Average Remaining Contractual Term (in years)
Outstanding at January 1, 2017	1,148	$167	1.3
Granted	397	233
Vested	(521)	152
Forfeited	(86)	198
Outstanding at December 31, 2017	938	$192	1.0
Granted	376	321
Vested	(455)	181
Forfeited	(63)	250
Outstanding at December 31, 2018	796	$244	0.8
Granted	339	274
Vested	(383)	222
Forfeited	(51)	280
Outstanding at December 31, 2019	701	$278	0.9

The majority of our stock awards are granted annually during the first quarter.
The grant date fair value of shares issued in settlement of fully vested stock awards was $119 million, $93 million and $96 million during the years ended December 31, 2019, 2018 and 2017, respectively.
Cash Awards
The company grants certain employees cash units (CUs) and cash performance units (CPUs). Depending on actual performance against financial objectives, recipients of CPUs earn between 0 and 200 percent of the original grant. The following table presents the minimum and maximum aggregate payout amounts related to those cash awards granted for the periods presented:

	Year Ended December 31
$ in millions	2019	2018	2017
Minimum aggregate payout amount	$36	$36	$38
Maximum aggregate payout amount	203	205	201

The majority of our cash awards are granted annually during the first quarter. CUs typically vest and settle in cash on the third anniversary of the grant date, while CPUs generally vest and pay out in cash based primarily on the achievement of financial metrics over a three-year period. At December 31, 2019, there was $133 million of unrecognized compensation expense related to cash awards.